Report for the Six Months Ended June 30, 1998


                      REAL SILK INVESTMENTS, INCORPORATED

                         445 North Pennsylvania Street
                                   Suite 500
                         Indianapolis, Indiana  46204
                                (317) 632-7359
                             ____________________

                                   OFFICERS

               D. R. Efroymson . . . . .President and Treasurer
               L. M. Efroymson . . . . . . . . . Vice President
               J. D. Efroymson . . . . . . . . . Vice President
               M. A. Singer. . . . . . Assistant Vice President
               J. D. Hagan . . . . . . Assistant Vice President
               L. A. Cox . . . . . . . . . . . . . . .Secretary
               D. A. Link. . . . . . . . . .Assistant Secretary

                                   DIRECTORS

               Robert L. Beal              Peter Z. Grossman
               Terry W. Bowmaster          Norman C. Kleifgen, Jr.
               William A. Carter           Samuel L. Odle
               Daniel R. Efroymson         Eli J. Segal
               Loralei M. Efroymson        Gideon J. Stein
               Herbert D. Falender         Mary Ann Stein


  TRANSFER AGENT AND REGISTRAR                  CUSTODIAN OF SECURITIES

  Registrar & Transfer Company                     NBD Bank, N.A.
    Cranford, New Jersey                        Indianapolis, Indiana


                             INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                             Indianapolis, Indiana
REAL SILK INVESTMENTS, INCORPORATED

Stock Symbol:  RSHM

Financial Statements


June 30, 1998



Table of Contents



                                                                 Page

Unaudited Financial Statements:

  Statement of Assets and Liabilities                             2

  Statement of Operations                                         3

  Statements of Changes in Net Assets                             4

  Supplementary Information - Financial Highlights                5

  Notes to Unaudited Financial Statements                        6-11


Additional Information:

  Schedule of Investments in Securities                         12-17
              REAL SILK INVESTMENTS, INCORPORATED

              Statement of Assets and Liabilities

                         June 30, 1998


                             Assets

Investments in securities (unaffiliated issuers), at market value:
  Money market funds (cost:  $809,339)                    $        809,339
  Common shares (cost:  $11,616,610)                           125,207,269
  U.S. government and agency securities (cost:  $5,325,160)      5,497,010
  Other bonds and notes (cost:  $5,073,357)                      5,228,465
     Total investments in securities (unaffiliated issuers)    136,742,083


Investments in securities (affiliated issuers), at market value:
  Common shares (cost:  $147,786) (note 4)                       8,850,000
     Total investments in securities                           145,592,083


Cash                                                                 3,769
Accrued interest and dividends receivable                          267,864
Other current assets                                                 6,266
Office furniture and equipment, less accumulated
  depreciation of $62,076                                           27,980
     Total assets                                            $ 145,897,962


                          Liabilities

Accounts payable and accrued expenses (note 5)                     17,868
Deferred federal income tax payable on net built-in
  gains (note 1)                                               12,954,582
     Total liabilities                                         12,972,450


                           Net Assets

Equivalent to $807.16 per share based on 164,683 shares of
  $5.00 par value common stock outstanding (note 2)            132,925,512

     Total liabilities and net assets                        $ 145,897,962






        See accompanying notes to financial statements.
This statement was prepared by the Company and was not audited by the independent auditors.
              REAL SILK INVESTMENTS, INCORPORATED

                    Statement of Operations

                 Six months ended June 30, 1998


Investment income:
  Dividends, including affiliated issuers of $132,000 (note 4)  $  1,091,910
  Interest on securities from unaffiliated issuers                   347,328
       Total income                                                1,439,238
Expenses:
  Officers' salaries                                                  58,260
  Other salaries and wages                                            24,776
  Taxes other than federal income tax                                 25,164
  Legal, auditing and other professional services                     54,889
  Custodian fees                                                       3,671
  Directors' fees                                                      9,650
  Office expense and supplies                                          5,771
  Insurance                                                            5,336
  Rent (note 8)                                                       26,515
  Pension (note 6)                                                     3,146
  Depreciation                                                         4,590
  Dues and subscriptions                                               3,675
  Computer expense                                                     3,546
  Equipment lease                                                      5,008
  Sundry                                                              17,633
       Total expenses (note 5)                                       251,630
       Net investment income                                       1,187,608

Net realized gain (loss) on investment securities (unaffiliated issuers):
  Proceeds from sales                                              3,301,290
  Cost of securities sold                                          3,301,263
                                                                          27
  Federal income (tax) benefit (note 1)                               24,530
       Net realized gain (loss) on investment
        securities (note 3)                                           24,557

Unrealized appreciation in value of investments:
  Beginning of period (January 1, 1998)                          112,784,952
  End of period (June 30, 1998)                                  122,619,831
                                                                   9,834,879
  Decrease in deferred federal income tax payable (note 1)            18,969
       Net increase in unrealized appreciation, including an
           affiliated issuer's decrease of $1,500,000 (note 4)      9,853,848
Net realized and unrealized gain (loss) on investments              9,878,405
Net increase (decrease) in net assets resulting from operations  $ 11,066,013




        See accompanying notes to financial statements.
This statement was prepared by the Company and was not audited by the independent auditors.
              REAL SILK INVESTMENTS, INCORPORATED

              Statements of Changes in Net Assets

            Six months ended June 30, 1998 and 1997


                                                         1998          1997

Net investment income                               $  1,187,608      1,246,467

Net realized gain (loss) on investments                   24,557         16,877

Net increase (decrease) in unrealized appreciation     9,853,848     15,035,931

Net increase (decrease) in net assets resulting
  from operations                                     11,066,013     16,299,275

Federal income tax paid on realized gain on behalf of
  stockholders, charged to operations (note 1)            __             __

Cash distributions to stockholders from net investment
  income ($5.00 and $5.00 per share,
  respectively) (note 1)                               (823,415)       (823,415)

Deemed distributions to stockholders from net realized
  gain on investments (note 1)                            --             --

Additional paid-in capital (note 1)                       --             --

Increase (decrease) in net assets                     10,242,598     15,475,860

Net assets at beginning of period                    122,682,914    101,347,344

Net assets at end of period (including undistributed net
  investment income of $1,187,566 and $1,209,514,
  respectively, and undistributed net realized capital
  gain (loss) of $(85,858) and $16,877,
  respectively)                                    $ 132,925,512    116,823,204












        See accompanying notes to financial statements.
This statement was prepared by the Company and was not audited by the independent auditors.
              REAL SILK INVESTMENTS, INCORPORATED

                   Supplementary Information
                      Financial Highlights

                                      Six months
                                        ended
                                       June 30,      Year Ended December 31,
                                         1998     1997    1996    1995     1994
Per share data                         Unaudited

Investment income                   $     8.74    17.67   17.85    17.52   16.23
Less:  expenses                           1.52     2.45    2.29     2.17    1.92
  Net investment income                   7.22    15.22   15.56    15.35   14.31
Net realized gain (loss) on investments .15 (.67) 2.95 (1.27) (.12) Net increase (decrease) in unrealized
  appreciation                           59.83   130.00   37.10    71.10 (26.29)

Net increase (decrease) in net assets
  resulting from operations              67.20   144.55   55.61   85.18  (12.10)

Federal income tax paid on realized
  gain on behalf of stockholders,
  charged to operations (note 1)          --       --      .87     --       --
Cash distributions to stockholders
  from net investment income (note 1)  (5.00)   (15.00) (15.23)  (15.28) (13.92)
Deemed distributions to stockholders
  from net realized gains on
  investments (note 1)                   --        --   (2.49)     --       --
Additional paid-in capital (note 1)      --        --     1.62     --       --

Increase (decrease) in net assets      62.20    129.55   40.38    69.90  (26.02)

Net asset value per share:
  Beginning of period                 744.96    615.41  575.03   505.13  531.15

  End of period                     $ 807.16    744.96  615.41   575.03  505.13

Quoted market value per share,
  end of period                     $ 580.00   520.00   450.00   420.00  375.00

Ratios/Supplemental Data:  (for the six months
  ended June 30, 1998, the ratios are
  annualized to provide comparisons)
    Expenses to average net assets    .38%      .35%      39%     .41%    .36%
     Net investment income to average
       net assets                    1.81%     2.19%    2.67%    2.88%   2.71%
     Portfolio turnover rate         1.40%     3.68%    3.35%    2.04%   1.07%
     Average commission rate(1)  $  0.0700    0.0700
     Total return                   25.10%    19.13%   10.89%   16.31%  16.33%
     Net assets, end
      of period   $132,925,512  122,682,914  101,347,344  94,697,920  83,186,717

  (1) Computed by dividing the total amount of commissions paid by the total number of shares purchased or sold during the period for which there was a commission charged.
             See accompanying notes to financial statements.
This statement was prepared by the Company and was not audited by the independent auditors.
REAL SILK INVESTMENTS, INCORPORATED

Notes to Unaudited Financial Statements

June 30, 1998

Note 1 - Summary of Significant Accounting Policies

    Real Silk Investments, Incorporated (the Company) is registered under the Investment Company Act of 1940 (as amended) as a closed-end diversified management investment company. The Company, which primarily invests in common stock, has no external managers and pays no management fees. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles for closed-end management investment companies, are described below.

    Investments

    Investments in securities traded on national securities exchanges or the NASDAQ National Market are valued at the last reported sales price.
    Other securities traded on the over-the-counter market are valued at the closing bid prices. Bonds and notes are valued on the basis of quotations furnished by recognized trade sources. Purchases and sales of securities are recorded as of the trade dates. Costs of securities sold are determined by specific shares or average shares if specific shares are not available. Net unrealized gains or losses are determined based on the net change between the market value and cost of investments held as of the beginning and end of the period. The cost bases of investments for federal income tax purposes are the same as the book values.

    Investment Income

    Dividends and interest income are recorded on the accrual basis of accounting. Cash dividends from securities are recorded as income on the ex-dividend dates. Dividends for which the recipient has the choice to receive cash or stock are recognized as investment income in the amount payable in cash. Other noncash dividends are recognized as investment income at the fair market value of the property received.

    Use of Estimates and Assumptions

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    Federal Income Tax

    Prior to January 1, 1989, the Company was subject to federal income tax as a regular ("C") corporation. Beginning January 1, 1989, the Company qualified and elected to be taxed as a regulated investment company within the meaning of Section 851 of the Internal Revenue Code and is currently reporting its income on such basis. As a regulated investment company, the Company generally does not pay federal income tax at the corporate level on current earnings which are passed through to its stockholders.

    The Tax Reform Act of 1986 gives the United States Treasury Department the authority, under Section 337(d)(1), to promulgate regulations to assure that the purposes of certain provisions of that Act (those taxing appreciated property on the sale or liquidation of a corporation) are not circumvented by the use of various entities, including regulated investment companies. In Notice 88-19, Treasury stated its intention to issue regulations generally making a C corporation taxable on built-in gains at the time it converts to a regulated investment company, but permitting it to elect to be subject to rules similar to those applicable to a corporation which elects to be taxed as an S corporation. Those rules impose an income tax on the built-in gains of a C corporation which are recognized during the first ten years following its election to be taxed as an S corporation. If the intended regulations were adopted as described in Notice 88-19, the appreciation of the assets of the Company as of January 1, 1989 (the "built-in gains") would be taxed to the extent these gains are realized prior to January 1, 1999. To date, no such regulations have been issued.

    Because the authority to promulgate such regulations exists and because the Treasury Department issued Notice 88-19, the Company has recorded a deferred tax liability in its financial statements for the potential tax. If the deferred tax liability did not exist, which will at least occur as of January 1, 1999, the net asset value of the Company would be increased by the amount of the deferred tax liability, which amounts to approximately $78.66 per share at June 30, 1998.

    As built-in gains have been realized, the Company has deposited with the Internal Revenue Service (IRS) amounts representing the potential tax on realized built-in gains. However, because no regulations have been issued, the Company, while continuing to make the deposits, is also requesting refunds of the amounts deposited to protect the Company's right to those deposits should regulations not be issued.

    The Company has received refunds from the IRS for the amounts deposited representing the potential tax on realized built-in gains for the tax years ended December 31, 1992, 1993, 1995, 1996 and 1997. However, the Company cannot predict the response of the IRS to the Company's request for refunds for the amounts deposited in other years or whether or when such regulations will be issued.

    Also, the Company is a personal holding company as defined in Section 542 of the Internal Revenue Code. As a personal holding company, the Company is subject to a special surtax on any undistributed personal holding company income. However, the Company intends to distribute all of its personal holding company income.

    Net investment income and net realized gains (losses) may differ for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from the ultimate characterization for federal income tax purposes.

    Distributions to Stockholders

    The policy of the Company is to distribute all investment company taxable income and to retain as much tax-exempt income as possible without incurring tax at the corporate level and without jeopardizing the Company's regulated investment company status. All or most of its realized long-term capital gains are retained.

    As a regulated investment company, the Company may annually elect to treat retained long-term capital gains as distributed to its stockholders on the last day of the year. The Company must pay a tax at the highest corporate rate on the retained gains deemed distributed. The stockholders include these capital gains in their individual income tax returns and receive a credit equal to their share of the tax paid by the Company.
    The difference between the gains retained by the Company and the tax paid by the Company on behalf of the stockholders is added by the stockholders to the basis of their stock.

    For the six-month period ended June 30, 1998, the Company realized long-term capital gains of $27 and received refunds of the 1995 built-in gains tax deposit of $3,600 and the 1997 built-in gains tax deposit of $20,930, resulting in a net realized gain of $24,557. For the six-month period ended June 30, 1997, the Company realized long-term capital gains of $9,132, realized long-term capital losses of $11,522 and received a notice of refund of the 1996 built-in gains tax deposit of $19,267, resulting in a net realized gain of $16,877.

    Note 2 - Net Assets

    The Company's net assets at June 30, 1998, were comprised of the following elements:

    Common stock ($5.00 par value) and additional paid-in
     capital; 300,000 shares authorized, 164,683 shares
     issued and outstanding                                       $ 22,158,555

      Accumulated undistributed income:
       Undistributed net investment income                           1,187,566
       Undistributed net realized capital gains (losses) (note 1) (85,858) Unrealized gains of $123,438,650 and unrealized losses of $818,819, less deferred federal
        income tax of $12,954,582                                  109,665,249

      Net assets                                                 $ 132,925,512

Note 3 - Investments

    Following is a summary of securities sold during the six months ended June 30, 1998:

                                      Proceeds from
                                       Sales and                      Net Gain
                                       Maturities          Cost        (Loss)

    Money market funds                $ 2,301,255        2,301,255       --
    Common shares                              35                8          27
    U.S. government securities          1,000,000        1,000,000       --
    Other bonds and notes                  --                --          --

     Totals                           $ 3,301,290        3,301,263          27

    Federal income tax:
     Refund of 1995 and 1997 built-in gains deposits                    24,530

    Net realized gain (loss) on investments                           $ 24,557

    The federal income tax is computed at a rate of 35% on the built-in unrealized gains which existed at January 1, 1989 (the effective date of the Company's election to be taxed as a regulated investment company-see note 1) and which were realized during the six month period ended June 30, 1998. There were no net built-in gains realized during the six months ended June 30, 1998. As discussed in Note 1, the Company requests a refund from the IRS of built-in gain tax deposits made.

    The aggregate cost of securities acquired during the six months ended June 30, 1998, was as follows:

       Money market funds                                          $ 2,571,421
       Common shares                                                   225,075
       U.S. government securities                                    1,003,984
       Other bonds and notes                                             --
       Total purchases of securities                               $ 3,800,480

Note 4 - Investment in Affiliated Issuer

    The Company is an affiliated company, as defined in Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, with respect to its investment in Arnold Industries, Inc., a publicly traded company. The Company and affiliated persons owned more than five percent of the voting common stock of Arnold Industries, Inc. at June 30, 1998.

Note 5 - Expenses

    The Company shares personnel with two entities, and office facilities with one of those entities, both considered to be related parties as defined by Statement of Financial Accounting Standards No. 57, "Related Party Disclosures." One of the related parties is a private partnership of which certain officers and directors of the Company are partners. The other related party, with which there are no direct transactions, is a not-for-profit charitable foundation of which certain officers and directors are also officers and directors of the Company. Certain costs are allocated among the three entities based on actual usage or management's estimate of use if actual usage cannot be determined precisely. The sharing of personnel with the not-for-profit charitable foundation ceased as of July 31, 1998.

    Certain office equipment, primarily computer and telecommunications equipment, used by the Company is owned by the related private partnership. The Company annually enters into a one-year operating lease with the related party. The one-year operating lease commencing
    January 1, 1997 was extended through June 30, 1998. For the six months ended June 30, 1998, payments to the related party under the extended lease commencing January 1, 1997, totaled $5,008. On July 1, 1998, the Company entered into a one-year operating lease with a thirty-day cancellation clause with the related party. At June 30, 1998, the monthly lease payment required by the lease is $1,173; as of August 1, 1998, the monthly lease payment is $2,228. A portion of the lease amount is attributable to certain equipment purchased by the private partnership related party from a vendor that may be considered a related party.


    The related private partnership purchases office supplies and similar items used by the Company. On a monthly basis, the Company reimburses the related party for its allocated share of the office supplies. For the six months ended June 30, 1998, expenses reimbursed to the related party totaled $15,823. This total includes approximately $455 that was reimbursed to the private partnership for a vendor that may also be considered a related party. This total also includes $6,914, which is in accounts payable at June 30, 1998.

Note 6 - Retirement Plan

    Effective January 1, 1992, the Company began sponsoring a money purchase pension plan which covers all employees of the Company who have met certain service requirements. Annually, the Company must contribute to the Plan an amount equal to five percent of each participant's compensation. Pension expense for the six months ended June 30, 1998 and 1997 was $2,947 and $3,208, respectively.

Note 7 - Line of Credit

    The Company has an unsecured line of credit for short-term bank borrowings of up to $5 million, with interest computed at the bank's prime rate. The line of credit expires on July 1, 1999. At June 30, 1998, the entire line of credit was unused.

Note 8 - Rent Commitment

    In March 1998, the Company entered into a one-year extension on the operating lease dated March 1993 for office space. The extended lease is on a month-to-month basis. At June 30, 1998, the monthly lease payment required by the lease is $4,463.

Note 9   Recent Developments

    On March 20, 1998, the Board of Directors of the Company announced its intention to explore options for the future of the Company. These options, among others, include continuing as is, merging with another investment company or liquidating the Company.

    As a result of the exploration of options for the future and the discontinuation of shared personnel with the related party not-for-profit charitable foundation (note 5), the Company anticipates an increase in expenses during the remainder of 1998 and into the future.

                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1998

                                    Principal                             % of
                                     Amount                              Total
                                    or Number              Industry   Investment
Description                         of Shares     Value     Totals     Portfolio

MONEY MARKET FUNDS (unaffiliated
 issuers):

 Money Market Funds
   Fidelity Cash Reserves Fund       226,543   $  226,543
   Pegasus Money Market Fund         582,796      582,796

     Total Money Market Funds                  $  809,339  $ 809,339      .56%

COMMON SHARES (unaffiliated issuers):

Sector:  Business Services                                 4,372,128     3.00%

 Industry:  Information Services
   Cognizant Corporation              8,800       554,400
   Dun & Bradstreet Corporation       8,800       316,800

 Industry:  Office Furniture
   Miller (Herman), Inc.            144,000     3,500,928

Sector:  Consumer Goods                                   16,675,254    11.45%

 Industry:  Apparel/Textiles
   Guilford Mills, Inc.              19,687       393,740
   Russell Corporation              179,200     5,409,510

 Industry:  Food/Restaurants
   ConAgra, Inc.                     20,000       633,740
   *Consolidated Products, Inc.      46,261       977,264
   *Kroger Company, Inc.            216,000     9,261,000

Sector:  Diversified                                      2,117,084      1.46%

 Industry:  Conglomerate
   Hanson, PLC (ADS)                  3,634      110,154
   TRW, Inc.                         32,000    1,748,000
   U.S. Industries, Inc.              2,179       53,930
   *Cendant Corp.                    10,000      205,000

*Non-Income Producing Security
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1998

                                     Principal                            % of
                                       Amount                             Total
                                     or Number             Industry   Investment
Description                          of Shares    Value      Totals    Portfolio

Sector:  Energy/Natural Resources                          11,387,669    7.82%

 Industry:  Metals/Mining
   Newmont Mining Corporation         54,916    1,297,391
   Penn Virginia Corporation          80,000    2,070,000
   Reynolds Metals Co., Inc.           8,344      466,221

 Industry:  Oil & Gas
   Atlantic Richfield Co., Inc.        32,000    2,500,000
   Kerr-McGee Corporation              18,000    1,041,750
   Northwest Natural Gas, Inc.         23,400      654,451
   Occidental Petroleum Corporation     9,570      258,390
   Union Pacific Resources Group, Inc. 29,118      511,370

 Industry:  Paper
   Boise Cascade Corporation            6,666      218,311
   Temple-Inland, Inc.                 40,000    2,155,000

 Industry:  Utility
   Texas Utilities                      5,160      214,785

Sector:  Financial                                         33,395,536    22.94%

 Industry:  Bank/Thrift
   First Chicago NBD Corporation       92,928    8,235,744
   *Ocwen Financial Corporation        27,000      725,625

 Industry:  Insurance
   American Financial Group, Inc.      33,902    1,468,363
   Chubb Corporation                   54,000    4,340,250
   CMAC Investment Corporation          8,000      492,000
   HSB Group, Inc.                    279,000   14,926,500
   Ohio Casualty Corporation           16,000      708,000
   ReliaStar Financial Corporation     42,078    2,019,744

 Industry:  Mortgage
   *First Alliance Corporation         17,250      120,750

*Non-Income Producing Security
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1998

                                     Principal                           % of
                                       Amount                           Total
                                     or Number              Industry  Investment
Description                          of Shares      Value    Totals   Portfolio


 Industry:  Mutual Funds
   Scudder Large Company Value Fund    12,000      358,560

Sector:  Industrial                                        20,180,119    13.86%

 Industry:  Capital Goods
   Cincinnati Milacron, Inc.           36,000      875,232
   Manitowoc Co., Inc.                126,000    5,079,312

 Industry:  Chemicals
   Millenium Chemicals Inc.             2,076       70,325
   Sigma-Aldrich Corporation           10,000      351,250

 Industry:  Environmental Services
   Browning-Ferris Industries, Inc.    16,000      556,000

 Industry:  Steel
   Nucor Corporation                  288,000   13,248,000

Sector:  Medical                                           11,013,246     7.56%

 Industry:  Pharmaceutical
   Bristol-Myers Squibb Co., Inc.       8,000      919,496
   Johnson & Johnson, Inc.             96,000    7,104,000
   Lilly (Eli) & Co., Inc.             16,000    1,060,000
   Merck & Co., Inc.                    9,000    1,203,750
   Mylan Laboratories, Inc.            24,000      726,000

Sector:  Technology                                         4,891,049     3.36%

 Industry:  Computer Hardware/Software
   *Adaptec, Inc.                      20,000      286,240
   Hewlett-Packard Corporation         16,000      958,000
   *Microsoft Corporation              12,000    1,300,500

*Non-Income Producing Security
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1998

                                     Principal                           % of
                                       Amount                            Total
                                     or Number              Industry  Investment
Description                          of Shares      Value    Totals   Portfolio

 Industry:  Electronics
   *DII Group, Inc.                    20,000      341,240
   *Marshall Industries                36,000      981,000
   Motorola Inc.                        7,000      367,934
   *Vishay Intertechnology, Inc.       36,580      656,135

Sector:  Communications                                     15,491,116   10.64%

 Industry:  Entertainment
   Time Warner, Inc.                  144,000   12,302,928

 Industry:  Telecommunication
   Ameritech Corporation               16,000      718,000
   Bell Atlantic Corporation            8,000      365,000
   Bell South Corporation              12,000      805,500
   GTE Corporation                      7,900      439,438
   MCI Communications Corporation      14,800      860,250

Sector:  Transportation (see also
 affiliated issuers)                                         5,684,068    3.90%

 Industry:  Automotive
   MascoTech, Inc.                     96,000    2,304,000

 Industry:  Railroads
   Norfolk Southern Corporation        54,000    1,609,848
   Union Pacific Corporation           34,380    1,512,720

 Industry:  Trucking
   Wabash National Corporation         10,000      257,500

     Total Common Shares
           (unaffiliated issuers)             $125,207,269  $125,207,269 85.99%

*Non-Income Producing Security
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1998

                                       Principal                           % of
                                         Amount                           Total
                                       or Number            Industry  Investment
Description                            of Shares    Value     Totals   Portfolio

U.S. GOVERNMENT AND AGENCY
   SECURITIES (unaffiliated issuers):

 U.S. Treasury Notes 8.250%, 7/15/98     500,000   500,545
 U.S. Treasury Notes 5.875%, 10/31/98    500,000   500,780
 U.S. Treasury Notes 5.75%, 12/31/98     500,000   501,015
 Federal Home Loan Mtg. Corp. REMIC,
   5.75%, 2006                         1,000,000   998,120
 Federal Home Loan Mtg. Corp.,
   6.55%, 2003                         1,000,000   999,370
 Federal National Mtg. Assn. Guaranteed
   REMIC, 6.75%, 2018                  1,000,000   998,750
 Federal National Mtg. Assn. REMIC,
   6.00%, 2015                         1,000,000   998,430

  Total U.S. Government and Agency
     Securities (unaffiliated issuers)         $ 5,497,010  $ 5,497,010   3.78%

OTHER BONDS AND NOTES (unaffiliated
   issuers):

 BankAmerica Corp., sub. debt.,
   7.875%, 2002                       1,000,000  1,065,770
 General Motors Acceptance Corp. Note,
   7.125%, 2003                         500,000    521,823
 Household Finance Corp. Note, 7.625%,
   1999                                 500,000    508,105
 Household Finance Corp. Note, 7.25%,
   2003                               1,000,000  1,045,497
 Lincoln National Corp. Note,
   7.25%, 2005                        1,500,000  1,582,965
 Pacific Gas and Electric Co., 6.25%,
   2004                                 500,000    504,305

     Total Other Bonds and Notes
        (unaffiliated issuers)                 $ 5,228,465  $ 5,228,465   3.59%

     Total investments in securities
        (unaffiliated issuers)               $136,742,083  $136,742,083  93.92%


*Non-Income Producing Security
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1998

                                    Principal                           % of
                                      Amount                            Total
                                    or Number               Industry  Investment
Description                         of Shares    Value        Totals   Portfolio

COMMON SHARES (affiliated issuers):

Sector:  Transportation (see also
 unaffiliated issuers)

 Industry:  Trucking
   Arnold Industries, Inc.           600,000   8,850,000    8,850,000     6.08%

     Total investments in securities
        (affiliated issuers)                 $ 8,850,000  $ 8,850,000     6.08%

     Total investments in securities        $145,592,083 $145,592,083   100.00%



          See accompanying notes to financial statements.
This statement was prepared by the Company and was not examined by the independent auditors.